                                   EXHIBIT 5

                              FORM OF APPLICATION

CANADA LIFE                                                       TRILLIUM PLUS
INSURANCE COMPANY OF AMERICA                                    APPLICATION FOR
P.O. Box 105662                     FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY
Atlanta, GA  30348-5662          (FOR ALL STATES EXCEPT AZ, AR, CO, FL, KY, NJ,
(800) 905-1858                    NY, OH, OR, PA AND WA)
=====================================  =========================================
1.  Owner's (Applicants)               4. Annuitants (if different from Owner)
=====================================  =========================================
Name*________________________________  Name*____________________________________
     First     Middle     Last              First       Middle     Last
                                       Address:_________________________________
Address______________________________          Street
        Street                         _________________________________________
_____________________________________      City         State       Zip
     City      State      Zip
                                        Sex [_]M [_]F
Sex [_]M  [_]F [_]Other
Date of Birth _______________________   Date of Birth__________________________
                Month   Day   Year                      Month    Day    Year

Daytime Phone Number (  )____________   __ __ __ __ __ __ __ __ __
                                          Social Security Number
__ __ __ __ __ __ __ __ __
Social Security Number     or           =======================================
                                        Joint-Annuitant (Optional)
__ __ __ __ __ __ __ __ __
     Tax ID Number                      Name __________________________________
Client Brokerage Acct.:#                      First       Middle        Last
(If applicable)______________________
=====================================   Sex [_]M [_]F
Joint Owner (Optional)                  Date of Birth__________________________
Name_________________________________                  Month    Day    Year
     First     Middle     Last         __ __ __ __ __ __ __ __ __
Sex [_]M  [_]F [_]Other                   Social Security Number
Date of Birth _______________________
                Month   Day   Year      =======================================
                                        5. My Investment
                                        =======================================
__ __ __ __ __ __ __ __ __              ____ % Cash Management (21)
Social Security Number     or           ____ % Bond (23)
                                        ____ % Capital (26)
__ __ __ __ __ __ __ __ __              ____ % Community & Inform. (27)
     Tax ID Number                      ____ % Global Smaller Dos. (28)
                                        ____ % High Yield Bond (42)
=====================================   ____ % Small-Cap Value (44)
2.  Beneficiaries                       ____ % Income (22)
=====================================   ____ % Common Stock (24)
Enclose signed letter if more infor-    ____ % International (26)
mation is required.                     ____ % Global Growth Oppor. (28)
                                        ____ % Frontier (41)
1.  Name_____________________________   ____ % Global Technology (43)
     First     Middle     Last          ____ % Large-Cap Value (46)
__ __ __ __ __ __ __ __ __              ____ % Large-Cap Growth (46)
Social Security Number     or           [_] Check here if you are using Time
                                        Horizon Matrix(SM). If so, PLEASE LEAVE
__ __ __ __ __ __ __ __ __              INVESTMENT ALLOCATION BLANK IN THIS
     Tax ID Number                      SECTION AND ATTACH TIME HORIZON
Relationship_________________________   MATRIX(TM) ELECTION FORM
Percentage____________%
                                        FIXED ACCOUNT OPTIONS (MAY NOT BE
2.  Name____________________________    AVAILABLE IN ALL STATES)
     First     Middle     Last          ____ % 1 YR. (201)
__ __ __ __ __ __ __ __ __              ____ % 3 YR. (203)
Social Security Number     or           ____ % 5 YR. (205)
                                        ____ % 7 YR. (207)
__ __ __ __ __ __ __ __ __              ____ % 10 YR. (210)
     Tax ID Number                     ========================================
Relationship_________________________  6. Pre Authorized Check (PAC)
Percentage____________%                ========================================
====================================   I authorized the Company to collect
Contingent Beneficiary                 $______ (MINIMUM) $100/$50-IRA)
                                       starting on _______________ by initiating
Name*_______________________________   electronic debit entries to my account.
     First     Middle     Last         Select One: [_] Checking (attached voided
                                                       check)
__ __ __ __ __ __ __ __ __                         [_] Savings (attach deposit
Social Security Number     or                          slip)
                                       If start date is not indicated, this
__ __ __ __ __ __ __ __ __             option will commence 30 days from issue
     Tax ID Number                     date. The option is not available on the
Relationship_________________________  29th, 30th or 31st day of each month.
Percentage____________%                =========================================
====================================   7. Replacement
3.  Type of Account (Must be           =========================================
    Completed)                            Will this Annuity replace or change an
====================================      other insurance or annuity?
IRA:  [_] Traditional                     [_] No
      [_] Roth                            [_] Yes - Company ____________________
      [_] Simple                                  Policy No. ___________________
      [_] SEP                                (Please attach replacement forms.)
IRA Transfer/Rollover?                 =========================================
[_]Yes [_]No  IRA Tax Year is_______   8. For Agents Only
[_]401(k) [_]487 [_]Non-Qualified      =========================================
[_]403(b) [_]Keogh (HR-1D)             Questions? Contact either your broker/
[_]Other _______                       dealer or Canada Life at (800) 905-1959.

                                       [_] Option A (Trail)
                                       [_] Option B (No Trail)
*Unless subsequently changed in        [_] Option C (Trail)
accordance with terms of Policy        [_] Option D (Trail)
issued.

=================
9. Service Option
=================
BY INITIALING THE BOX(ES) IN THIS SECTION, I/WE HEREBY AUTHORIZE THE COMPANY TO INITIATE THE OPTION(S) INDICATED. I/WE UNDERSTAND AND AGREE TO ANY AUTHORIZATION AS FOLLOWS 1) ONLY APPLIES TO THE POLICY APPLIED FOR AND SEPARATE AUTHORIZATION MUST BE COMPLETED FOR ANY POLICIES. 2) WILL CONTINUE IN EFFECT UNTIL THE COMPANY RECEIVES WRITTEN REVOCATION FROM ME/US OR THE COMPANY DISCONTINUES THE OPTIONS(S).

I/WE WILL CONSULT THE CURRENT PROSPECTUS FOR MORE DETAILS ON THE SERVICE OPTIONS BELOW, SUCH AS THE MINIMUMS AND MAXIMUMS.

================================================================================
================================================================================
[       ] Telephone Transfer Authorization

I/We authorize the Company to act on transfer instructions given by telephone from any person who can furnish identification. Neither the Company nor any person authorized by the Company will be responsible for any claim, loss, liability, or expense in connection with a telephone transfer if the Company or such other person acted on telephone transfer instructions in good faith in reliance on this authorization. I/We accept and will comply with the procedures established by the Company from time to time.
================================================================================
================================================================================
[       ] Dollar Cost Averaging*

I/We hereby authorize the Company to automatically transfer, on a periodic basis, amounts for regular level investments over time, from one sub-account or the 1 year Fixed Account shown on this form, to any of the other sub-accounts or Fixed Accounts specified on this form.

Transfer $              From                    Start Date
           ------------      ------------------            ---------------------

Stop Date               or Number of Transfers                         on a
          -------------                        -----------------------


[ ] Monthly     [ ] Quarterly     [ ] Semi-Annually       [ ] Annually

Transfer above amount to (please use numeric codes listed in Section 6):

----------           ----------             ----------          ----------
----------           ----------             ----------          ----------
----------           ----------             ----------          ----------
================================================================================
================================================================================
[       ] Systematic Withdrawal Privilege (SWP)*

I/We hereby authorize the Company to initiate withdrawals from my Policy via Electronic Funds Transfer, as indicated below.

Select One: [ ] Checking (attach voided check) [ ] Savings (attach deposit slip)

Withdrawal: [ ] Maximum amount allowed without incurring a Surrender
Charge, or $                 , to start on                /          /
             ---------------               -------------------------------------
                                                Month         Day        Year

Withdrawal From (please use numeric codes listed in Section 6):

----------           ----------             ----------          ----------
----------           ----------             ----------          ----------
----------           ----------             ----------          ----------
----------           ----------             ----------          ----------

Frequency of Withdrawal:[ ] Monthly [ ] Quarterly [ ] Semi-Annually [ ] Annually

Please [ ] Withhold [ ] Do Not Withhold Federal Income Taxes. (If left blank, 10% of federal taxes will be automatically withheld).

NOTE: WITHDRAWALS FROM THE 3, 5, 7, AND 10 YEAR FIXED ACCOUNTS WILL BE SUBJECT TO A MARKET VALUE ADJUSTMENT.
================================================================================
================================================================================
[       ] Portfolio Rebalancing*

I/We hereby authorize the Company to provide portfolio rebalancing services as indicated below:

Frequency of Rebalancing: [ ] Quarterly  [ ] Semi-Annually  [ ] Annually

===========
10. Remarks
===========

==============
11. Signatures
==============
Statement of Applicant: To the best of my knowledge and belief of the person(s) signing below, all statements in this Application are true and correctly worded. Each person signing below adopts all statements made in this Application and agrees to be bound by them. It is agreed that the Policy will not take effect until the later of: 1) the Policy is issued; or 2) we receive at our Administrative Office the first premium required under the Policy. No agent or registered representative can modify this agreement or waive any of the Company's rights or requirements. I/We acknowledge receipt of the effective prospectus(es) for the Policy. 3) I/We certify that the number shown on this form is my/our Social Security # or Taxpayer ID#. 4) The Policy I/We have applied for is suitable for my/our insurance investment objectives, financial situation, and needs.

I/WE UNDERSTAND THAT ALL ACCUMULATION BENEFITS AND VALUES PROVIDED BY THE VARIABLE ACCOUNT MAY INCREASE OR DECREASE DAILY DEPENDING ON INVESTMENT PERFORMANCE, AND ARE NOT GUARANTEED AS TO FIXED DOLLAR AMOUNTS.

I/WE FURTHER UNDERSTAND THAT AMOUNTS TRANSFERRED, WITHDRAWN OR SURRENDERED UNDER THIS POLICY FROM THE 3,5,7 AND 10 YEAR FIXED ACCOUNTS MAY INCREASE OR DECREASE IN ACCORDANCE WITH A MARKET VALUE ADJUSTMENT DURING THE TERM PERIOD SPECIFIED IN THIS POLICY, SUBJECT TO THE MINIMUM VALUES DEFINED IN THIS POLICY.
[ ] I/We request the Statement of Additional Information


--------------------------------------------------------------------------------
Signed in (State)       Date Signed          Signature of         Signature of
                                            Owner/Applicant        Joint Owner


--------------------------------------------------------------------------------
Signature of                                 Signature of         Signature of
Applicant (if different                   Joint-Applicant (if    Irrevocable
from owner)                              different from Owner)   Beneficiary
                                                                (if designated)

Statement of Agent: I certify that 1) the applicant signed this Application; 2) I am authorized and qualified to discuss the Policy herein applied for; and 3) to the best of my knowledge replacement [ ] is [ ] is not involved.

FOR CLAFS AGENTS ONLY: You MUST enclose a signed copy of the new CLIENT ACCOUNT WORKSHEET along with this application.


--------------------------------------------------------------------------------
Print Registered     Name of Firm                               Date Signed
Representative/Agent
Name

--------------------------------------------------------------------------------
Signature of Agent   Branch Address (if designated)

--------------------------------------------------------------------------------
Agent Number         State License ID Number Agent Phone Number Agent Fax Number

* If start date is not indicated, this option will commence 30 days from issue date. This option is not available on the 29th, 30th, or 31st day of each month.